Exhibit 99.2 Sacramento, CA Enters California through the Acquisition of Mt. Shasta, CA Redding, CA Investor Presentation June 23, 2021Exhibit 99.2 Sacramento, CA Enters California through the Acquisition of Mt. Shasta, CA Redding, CA Investor Presentation June 23, 2021

Cautionary Note: Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause Columbia Banking System, Inc.’s (“COLB”) or Bank of Commerce Holdings’ (“BOCH”) performance or achievements to be materially different from any expressed, implied or projected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither COLB nor BOCH assumes, and does not undertake, any duty to update forward looking statements, except as required by law. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements with respect to COLB's and BOCH's beliefs, goals, intentions and expectations about the benefits of the business combination transaction involving COLB and BOCH, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all or regulatory approvals are obtained subject to conditions that are not anticipated; (ii) changes in COLB’s stock price before closing, including as a result of the financial performance of BOCH prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized when expected or at all or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which COLB and BOCH operate; (iv) the ability to promptly and effectively integrate the businesses of COLB and BOCH within the expected timeframes or at all; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; (vi) diversion of management time on merger-related issues from ongoing business operations and opportunities; (vii) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; (viii) the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of either or both parties to the merger; (ix) certain restrictions during the pendency of the proposed transaction that may impact the parties' ability to pursue certain business opportunities or strategic transactions; and (x) other risks that are described in COLB’s and BOCH’s public filings with the Securities and Exchange Commission (the “SEC”). For more information, see the risk factors described in each of COLB’s and BOCH’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Annualized, pro forma, projected and estimated numbers and percentages are used for illustrative purposes only, are not forecasts and may not reflect actual results. ADDITIONAL INFORMATION Shareholders are urged to carefully review and consider each of COLB’s and BOCH’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. In connection with the proposed transaction, COLB will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of BOCH and a Prospectus of COLB, as well as other relevant documents concerning the proposed transaction. Shareholders of BOCH are urged to carefully read the Registration Statement and the Proxy Statement/Prospectus regarding the transaction in their entirety when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A definitive Proxy Statement/Prospectus will be sent to the shareholders of BOCH seeking any required shareholder approvals. The Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. BOCH shareholders are urged to read the Proxy Statement/Prospectus and the other relevant materials before voting on the transaction. Investors will also be able to obtain these documents, free of charge, from BOCH by accessing its website at www.bankofcommerceholdings.com (under the tab “Investor Services” and then under the heading “Corporate Profile”) or from COLB at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to Bank of Commerce Holdings, Attention: Corporate Secretary 555 Capitol Mall, Suite 1255, Sacramento, California 95814-4606. COLB and BOCH’s directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of BOCH in connection with the merger. Information about the directors and executive officers of BOCH and their ownership of BOCH common stock is set forth in the proxy statement for BOCH’s 2021 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 6, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 2Cautionary Note: Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause Columbia Banking System, Inc.’s (“COLB”) or Bank of Commerce Holdings’ (“BOCH”) performance or achievements to be materially different from any expressed, implied or projected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither COLB nor BOCH assumes, and does not undertake, any duty to update forward looking statements, except as required by law. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements with respect to COLB's and BOCH's beliefs, goals, intentions and expectations about the benefits of the business combination transaction involving COLB and BOCH, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all or regulatory approvals are obtained subject to conditions that are not anticipated; (ii) changes in COLB’s stock price before closing, including as a result of the financial performance of BOCH prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized when expected or at all or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which COLB and BOCH operate; (iv) the ability to promptly and effectively integrate the businesses of COLB and BOCH within the expected timeframes or at all; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; (vi) diversion of management time on merger-related issues from ongoing business operations and opportunities; (vii) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; (viii) the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of either or both parties to the merger; (ix) certain restrictions during the pendency of the proposed transaction that may impact the parties' ability to pursue certain business opportunities or strategic transactions; and (x) other risks that are described in COLB’s and BOCH’s public filings with the Securities and Exchange Commission (the “SEC”). For more information, see the risk factors described in each of COLB’s and BOCH’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Annualized, pro forma, projected and estimated numbers and percentages are used for illustrative purposes only, are not forecasts and may not reflect actual results. ADDITIONAL INFORMATION Shareholders are urged to carefully review and consider each of COLB’s and BOCH’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. In connection with the proposed transaction, COLB will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of BOCH and a Prospectus of COLB, as well as other relevant documents concerning the proposed transaction. Shareholders of BOCH are urged to carefully read the Registration Statement and the Proxy Statement/Prospectus regarding the transaction in their entirety when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A definitive Proxy Statement/Prospectus will be sent to the shareholders of BOCH seeking any required shareholder approvals. The Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. BOCH shareholders are urged to read the Proxy Statement/Prospectus and the other relevant materials before voting on the transaction. Investors will also be able to obtain these documents, free of charge, from BOCH by accessing its website at www.bankofcommerceholdings.com (under the tab “Investor Services” and then under the heading “Corporate Profile”) or from COLB at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to Bank of Commerce Holdings, Attention: Corporate Secretary 555 Capitol Mall, Suite 1255, Sacramento, California 95814-4606. COLB and BOCH’s directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of BOCH in connection with the merger. Information about the directors and executive officers of BOCH and their ownership of BOCH common stock is set forth in the proxy statement for BOCH’s 2021 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 6, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 2

Transaction Overview

Transaction Overview	➢ Columbia Banking System Inc. ("COLB") (NASDAQ: COLB) will acquire Bank of Commerce Holdings ("BOCH") (NASDAQ: BOCH), the bank holding company for Merchants Bank of Commerce (the "Bank"), a community bank headquartered in Sacramento, California — Represents COLB's 11th acquisition since 2007 ➢ BOCH shareholders will receive 0.400 of a COLB share for each BOCH common share outstanding — Based on the closing price of $39.30 for COLB shares on June 23, 2021, the transaction would result in an aggregate deal value of $266 million, or $15.72 per BOCH share
Strategic Rationale	➢ Impactful Northern California entry with $1.8 billion of assets and 12 branch locations[1] along the I-5 corridor from the Oregon border south to the Greater Sacramento area ➢ Strong organizational fit driven by complementary business models and culture created by experienced management teams ➢ Attractive deposit franchise with 38% non-interest-bearing deposits and cost of deposits of 0.12% as of Q1 2021 ➢ Well-positioned and diversified loan portfolio with a strong loan yield of 4.70% as of Q1 2021 ➢ Positions COLB to continue to expand in Northern California
Financially Attractive	➢ 3% accretive to 2022e earnings per share ➢ 4% accretive to 2023e earnings per share ➢ 0.3% tangible book value accretion ➢ >15% internal rate of return ➢ Strong pro forma capital ratios

(1) Includes 10 full service branches, 1 internet banking branch and 1 limited service branch.

3

Bank of Commerce Holdings (NASDAQ: BOCH) Overview

Branch Locations


Redding
Mendocino National Forest
Pyramid Lake
Reno
Carson City
Yuba City
Toiyabe National Forest
Santa Rosa
Fairfield
Stanislaus National Forest
San Francisco
Oakland
Stockton
Yosemite N.P.
BOCH (12)[1]

Company Description

- BOCH is the bank holding company for Merchants Bank of Commerce
- BOCH operates out of 10 full service branches, 1 internet banking branch, 1 limited service branch and 1 loan production office in Northern California along the interstate 5 corridor and in the wine region north of San Francisco
- Headquarters: Sacramento, CA
- Year Established: 1982

Financial Highlights

	FY 2019	FY 2020	Q1 2021
BALANCE SHEET			
Total Assets ($M)	1,480	1,764	1,829
Gross Loans ($M)	1,035	1,140	1,146
PPP Loans ($M)	-	131	118
Total Deposits ($M)	1,267	1,543	1,614
Gross Loans / Deposits (%)	81.7	73.9	71.0
INCOME STATEMENT			
Net Income ($M)	15.0	14.2	4.9
ROAA (%)	1.03	0.86	1.10
ROATCE (%)	10.4	9.5	12.5
Net Interest Margin (%)	3.94	3.60	3.46
Efficiency Ratio (%)	59.9	56.9	57.1
Yield on Loans (%)	4.95	4.57	4.70
Cost of Deposits (%)	0.37	0.26	0.16
CAPITAL RATIOS			
TCE / TA (%)	10.80	9.27	8.91
Leverage Ratio (%)	11.30	9.46	9.61
Common Equity Tier 1 Ratio (%)	13.19	13.12	12.99
Total Risk-based Capital Ratio (%)	15.97	16.06	15.87
ASSET QUALITY			
NPAs / Total Assets (%)	0.71	0.63	0.44
Loan Loss Reserves / Gross Loans (%)	1.18	1.48	1.49

Deposit Market Share

Market	Market Pop. (#)	Median HH Income ($)	Deposits ($mm)	Branches (#)	Deposit Mkt. Share (%)	Deposit Mkt. Rank (#)
MSA:						
Sacramento-Roseville-Folsom, CA	2,383,795	79,604	751.0	3	1.2	14
Redding, CA[2]	178,955	60,887	582.5	4	15.1	2
Red Bluff, CA	65,433	47,298	19.5	1	2.0	10
Counties not in an MSA:						
Glenn, CA	28,719	53,177	82.5	2	15.0	3
Siskiyou, CA	43,457	49,275	40.0	1	5.3	6
Colusa, CA	21,843	61,392	23.3	1	5.0	5
Total / Aggregate	**2,722,202**	**75,011**	**1,498.7**	**12**	-	-

Source: S&P Global and FDIC Summary of Deposits. Deposit market share data as of 6/30/2020.
(1) Includes 10 full service branches, 1 internet banking branch and 1 limited service branch.
(2) Includes BOCH's internet banking branch with $3.1 million in deposits.

4

BOCH's Market Highlights

Establishes COLB's presence in the attractive California market

BOCH's Market Highlights

BOCH allows COLB to establish its presence in the attractive California market and instantly become a leader across the Northern California region

Sacramento MSA

$751M in deposits (Rank: 14)

6.6%	$153B	13.0%
Unemployment in April 2021 (CA statewide: 8.3%)	*2019 GDP*	*2021 – 2026 proj. growth in household income*

- Ranked the **top U.S. migration destination** for homebuyers looking to relocate
- Nonfarm payrolls increased by **82,000** from April 2020 – April 2021, or 9.0%, led by gains in leisure and hospitality, retail, trade, and construction
- **Over $6 billion** invested into urban Sacramento infrastructure since 2016

Redding MSA

$582M in deposits (Rank: 2)

7.0%	7.5%	12.7%
Unemployment in April 2021 (CA statewide: 8.3%)	*YoY Growth in GDP (2018 – 2019)*	*2021 – 2026 proj. growth in household income*

- **8.4%** YoY increase in nonfarm payrolls from April 2020 – April 2021
- Redding, CA was ranked the **#35** best-performing small city in the United States for jobs and **#29** for wage growth by the Milken Institute in 2020

Market Demographics



BOCH
CA
USA
2.6%
2.6%
2.9%
12.4%
12.2%
9.0%
$75,011
$82,565
$67,761
2021 - 2026 Proj. Population Growth (%)
2021 - 2026 Proj. Median Household Income Growth (%)
Median Household Income ($)

Major Employers in BOCH's Footprint

Aerojet Rocketdyne · State of California · hp · intel · Kaiser Permanente · Sutter Health · UC Davis Health

Source: S&P Global, FDIC Summary of Deposits, California Employment Development Department, U.S. Bureau of Labor Statistics, Federal Reserve Economic Data (FRED), Sacramento Business Journals, Milken Institute, Greater Sacramento Economic Council, Beacon Economics, and Zippia.
Note: Deposit data as of 6/30/2020.

5

Pro Forma Company Overview

Top 5 MSAs by Pro Forma Deposits[1]

	Market	Deposits	Market Share
1	Seattle-Tacoma-Bellevue, WA	$5.1bn	3.8%
2	Portland-Vancouver-Hillsboro, OR-WA	$2.3bn	3.5%
3	Salem, OR	$1.0bn	13.3%
4	Olympia-Lacey-Tumwater, WA	$0.8bn	15.0%
5	Sacramento-Roseville-Folsom, CA	$0.8bn	1.2%

Pro Forma Financial Highlights[2]

$19.0bn	Total Assets	$16.2bn	Total Deposits
$10.7bn	Total Loans	$1.7bn	Tang. Equity
9.5%	TCE / TA	13.9%	CET1 Ratio
9.4%	Leverage Ratio	15.5%	TRBC Ratio

Attractive West Coast Footprint



Victoria
WASHINGTON
Moscow
Yakima
Walla Walla
OREGON
Roseburg
Medford
IDAHO
Eureka
NEVADA
Reno
Carson City
Santa Rosa
San Francisco
COLB (145)
BOCH (12)
Sacramento MSA

Source: S&P Global, FactSet, and FDIC Summary of Deposits.
(1) Deposit market share data as of 6/30/2020.
(2) Pro forma financial metrics at close include purchase accounting adjustments.

6

Transaction Structure Fixed Exchange § 0.400 of a COLB share issued for each BOCH common share outstanding Ratio § 100% stock-for-stock outstanding Consideration Mix § In-the-money options will receive cash consideration Pro Forma § 91% COLB | 9% BOCH Ownership Local Leadership § Randy Eslick, current CEO of BOCH, will continue to lead the California franchise Retention Due Diligence§ Completed, including extensive loan and compliance review § BOCH shareholder approval, and other customary regulatory approvals Required Approvals § Q4 2021 Expected Closing 7Transaction Structure Fixed Exchange § 0.400 of a COLB share issued for each BOCH common share outstanding Ratio § 100% stock-for-stock outstanding Consideration Mix § In-the-money options will receive cash consideration Pro Forma § 91% COLB | 9% BOCH Ownership Local Leadership § Randy Eslick, current CEO of BOCH, will continue to lead the California franchise Retention Due Diligence§ Completed, including extensive loan and compliance review § BOCH shareholder approval, and other customary regulatory approvals Required Approvals § Q4 2021 Expected Closing 7

Key Assumptions Earnings § Consensus earnings estimates for both companies Estimates § Estimated $10.6 million of pre-tax run-rate savings, or 30.0% of BOCH’s non-interest expense (excluding amortization of Cost Savings / intangibles) Other Earnings – Phased in 70% in 2022, and 100% thereafter Adjustments § Estimated $0.7 million (pre-tax) annual reduction in BOCH’s interchange income in compliance with the Durbin Amendment Transaction § Pre-tax one-time merger costs of $19.1 million (7.2% of deal value) Expenses § Total gross loan credit mark of $16.6 million, or 1.61% of BOCH’s gross loans excl. PPP loans – $1.7 million, or 11% of the total mark, allocated to purchase credit deteriorated (PCD) loans – $14.8 million, or 89% of the total mark, allocated to non-PCD loans, recorded as a net of loan discount; amortized into earnings over 4 years using sum-of-the-years-digits accelerated method – Establishment of new reserve, equal to 1.00x non-PCD mark Fair Market Value § Interest rate marks: Adjustments – Loan portfolio write-up of 1.10% or $11.3 million, amortized over 4 years – Deposit portfolio write-up of 0.07% or $1.2 million, accreted over 3 years – Amortization of AOCI of $2.8 million over 4 years § Fixed asset write-up of $3.1 million; 50% depreciated straight line over 25 years Core Deposit § Core deposit intangible of $14.4 million, or 0.97% of non-time deposits, amortized sum-of-the-years-digits over 10 years Intangible 8Key Assumptions Earnings § Consensus earnings estimates for both companies Estimates § Estimated $10.6 million of pre-tax run-rate savings, or 30.0% of BOCH’s non-interest expense (excluding amortization of Cost Savings / intangibles) Other Earnings – Phased in 70% in 2022, and 100% thereafter Adjustments § Estimated $0.7 million (pre-tax) annual reduction in BOCH’s interchange income in compliance with the Durbin Amendment Transaction § Pre-tax one-time merger costs of $19.1 million (7.2% of deal value) Expenses § Total gross loan credit mark of $16.6 million, or 1.61% of BOCH’s gross loans excl. PPP loans – $1.7 million, or 11% of the total mark, allocated to purchase credit deteriorated (PCD) loans – $14.8 million, or 89% of the total mark, allocated to non-PCD loans, recorded as a net of loan discount; amortized into earnings over 4 years using sum-of-the-years-digits accelerated method – Establishment of new reserve, equal to 1.00x non-PCD mark Fair Market Value § Interest rate marks: Adjustments – Loan portfolio write-up of 1.10% or $11.3 million, amortized over 4 years – Deposit portfolio write-up of 0.07% or $1.2 million, accreted over 3 years – Amortization of AOCI of $2.8 million over 4 years § Fixed asset write-up of $3.1 million; 50% depreciated straight line over 25 years Core Deposit § Core deposit intangible of $14.4 million, or 0.97% of non-time deposits, amortized sum-of-the-years-digits over 10 years Intangible 8

Pro Forma Financial Impact $266mm $15.72 TRANSACTION VALUE PER SHARE PURCHASE PRICE (2) Valuation Metrics Financial Impact Price / Tangible Book Value Per Share 2022e Earnings Per Share Accretion 1.64x 3% (1) Pay-to-Trade Ratio 2023e Earnings Per Share Accretion 0.86x 4% Price / 2022e Earnings Per Share Tangible Book Value Accretion 10.5x 0.3% (including fully phased-in cost savings) Core Deposit Premium Tangible Book Value Earnback 6.9% Accr. One-Day Market Premium Internal Rate of Return 12.2% >15% Market data as of 6/23/2021. (1) Pay-to-trade ratio is defined as the transaction P/TBV multiple divided by the buyer’s standalone P/TBV multiple. 9 (2) Financial impact metrics assume purchase accounting adjustments and other assumptions as highlighted on page 8.Pro Forma Financial Impact $266mm $15.72 TRANSACTION VALUE PER SHARE PURCHASE PRICE (2) Valuation Metrics Financial Impact Price / Tangible Book Value Per Share 2022e Earnings Per Share Accretion 1.64x 3% (1) Pay-to-Trade Ratio 2023e Earnings Per Share Accretion 0.86x 4% Price / 2022e Earnings Per Share Tangible Book Value Accretion 10.5x 0.3% (including fully phased-in cost savings) Core Deposit Premium Tangible Book Value Earnback 6.9% Accr. One-Day Market Premium Internal Rate of Return 12.2% >15% Market data as of 6/23/2021. (1) Pay-to-trade ratio is defined as the transaction P/TBV multiple divided by the buyer’s standalone P/TBV multiple. 9 (2) Financial impact metrics assume purchase accounting adjustments and other assumptions as highlighted on page 8.

Appendix Mt. Shasta, CAAppendix Mt. Shasta, CA

Pro Forma Loan and Deposit Composition

COLB	BOCH[1]	Pro Forma

Regulatory Loan Portfolio Composition:



$9.7B
Consumer & Other 12%
Commercial 30%
Res. RE 5%
Multifamily 4%
Agricultural 8%
Construction 3%
NOO CRE 18%
OO CRE 20%

GAAP Yield on Loans: 4.29%



$1.1B
Consumer & Other 5%
Res. RE 7%
Multifamily 6%
Agricultural 0.2%
Construction 3%
Commercial 19%
OO CRE 14%
NOO CRE 46%

GAAP Yield on Loans: 4.70%



$10.8B
Consumer & Other 12%
Commercial 28%
Res. RE 6%
Multifamily 4%
Agricultural 7%
Construction 3%
NOO CRE 20%
OO CRE 20%

GAAP Yield on Loans: 4.34%

Regulatory Deposit Portfolio Composition:



$14.8B
MMDA & Savings 33%
Noninterest-Bearing DDA 50%
Time 3%
NOW & Other Transaction Accts 14%

GAAP Cost of Deposits: 0.04%
Loans / Deposits: 65.5%



$1.6B
Noninterest-Bearing DDA 38%
MMDA & Savings 54%
Time 8%

GAAP Cost of Deposits: 0.16%
Loans / Deposits: 71.0%



$16.4B
MMDA & Savings 35%
Noninterest-Bearing DDA 49%
Time 3%
NOW & Other Transaction Accts 13%

GAAP Cost of Deposits: 0.05%
Loans / Deposits: 66.1%

Regulatory loan and deposit composition as of 3/31/2021. Pro forma excludes purchase accounting adjustments.
(1) Data shown for Merchants Bank of Commerce.

11

Growth and Acquisition History Since 2006

Columbia is a seasoned acquiror with a proven integration track record

Total Assets ($M)



$25,000
$20,000
$15,000
$10,000
$5,000
$0
Pro Forma CAGR: 15.2%
Bank of Commerce Holdings $1.8 Bln
$2,553
Town Center $166 Mln
Mount Rainier $266 Mln
$3,179
$3,097
$3,201
Columbia River* $913 Mln
American Marine* $308 Mln
$4,256
Bank of Whitman* $438 Mln
Summit* $131 Mln
First Heritage $165 Mln
$4,786
$4,906
West Coast Bancorp $2.6 Bln
$7,162
Intermountain Community Bancorp $964 Mln
$8,579
$8,952
$9,510
Pacific Continental Corporation $2.9 Bln
$12,717
$13,095
$14,080
$16,585
$17,335
$19,164
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021 Q1
Pro Forma
Acquisitions

* Indicates FDIC-assisted acquisition.

Note: Pro forma assets as of 3/31/2021 exclude purchase accounting adjustments.

12

Contact Us Clint Stein President & Chief Executive Officer (253) 593-8304 cstein@columbiabank.com Aaron Deer Chief Financial Officer (253) 305-1966 ajdeer@columbiabank.com 13Contact Us Clint Stein President & Chief Executive Officer (253) 593-8304 cstein@columbiabank.com Aaron Deer Chief Financial Officer (253) 305-1966 ajdeer@columbiabank.com 13